SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  February 28, 2003

VIA NET.WORKS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-29391	84-1412512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12100 Sunset Hills Road, Suite 110, Reston, Virginia 20190

(Address of principal executive offices) (Zip Code)

       Registrant’s telephone number, including area code: (703) 464-0300

Not applicable
(Former name or former address, if changed since last report)

Item 9.                                 Regulation FD Disclosure

                On February 28, 2003, VIA NET.WORKS, Inc. issued a press release announcing changes to its executive management team. A copy of the press release is attached as Exhibit 99.

Item 7.                                 Financial Statements, Pro Forma Financial Information and Exhibits.

                Description.

                (c)  Exhibit.

                99         Press Release, dated February 28, 2003, announcing changes to the executive management team.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2003                                                             VIA NET.WORKS, Inc.

By:	/s/ Adah I. Moulton
Adah I. Moulton
Assistant Secretary

           EXHIBIT INDEX

99	Press Release, dated February 28, 2003, announcing changes in the executive management team.